Exhibit 99.2 KNX 4Q20 Earnings Presentation

2 Disclosure This presentation, including documents incorporated herein by reference, will contain forward- looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward- looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. Please review our disclosures in filings with the United States Securities and Exchange Commission. Non-GAAP Financial Data This presentation includes the use of adjusted operating income, operating ratio, adjusted operating ratio, net income, adjusted earnings per share, adjusted pre-tax income, return on net tangible assets, adjusted leverage ratio, available liquidity, and free cash flow, which are financial measures that are not in accordance with United States generally accepted accounting principles (“GAAP”). Each such measure is a supplemental non-GAAP financial measure that is used by management and external users of our financial statements, such as industry analysts, investors and lenders. While management believes such measures are useful for investors, they should not be used as a replacement for financial measures that are in accordance with GAAP. In addition, our use of these non-GAAP measures should not be interpreted as indicating that these or similar items could not occur in future periods. In addition, adjusted operating ratio excludes trucking segment fuel surcharges from revenue and nets these surcharges against fuel expense.

3 Disclosure On September 8, 2017, pursuant to the Agreement and Plan of Merger, dated as of April 9, 2017, by Swift Transportation Company (“Swift”), Bishop Merger Sub, Inc., a direct wholly owned subsidiary of Swift, (“Merger Sub”), and Knight Transportation, Inc. (“Knight”), Merger Sub merged with and into Knight, with Knight surviving as a direct wholly owned subsidiary of Swift (the “2017 Merger”). Knight was the accounting acquirer and Swift was the legal acquirer in the 2017 Merger. In accordance with the accounting treatment applicable to the 2017 Merger, throughout this presentation, the reported results do not include the results of operations of Swift and its subsidiaries on and prior to the 2017 Merger date of September 8, 2017 (the “2017 Merger Date”). However, where indicated, certain historical information of Swift and its subsidiaries on and prior to the 2017 Merger Date, including their results of operations and certain operational statistics (collectively, the “Swift Historical Information”), has been provided. Management believes that presentation of the Swift Historical Information will be useful to investors. The Swift Historical Information has not been prepared in accordance with the rules of the Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the periods presented, or which may be realized in the future.

4 KNX Overview Trucking Q4 '20 FY 2020 Revenue (ex. fuel surcharge and intersegment transactions) $ 940.9 M $ 3,480.6 M Adjusted Operating Ratio 1 79.3% 83.0% • 13,374 irregular route tractors, 5,099 dedicated tractors, and 57,644 combined trailers • Dry Van, Refrigerated, Dedicated, Flatbed, Drayage, and Expedited service offerings Intermodal Q4 '20 FY 2020 Revenue (ex intersegment transactions) $ 115.0 M $ 391.1 M Adjusted Operating Ratio 1 94.8% 100.2% • 587 tractors and 10,848 containers Logistics Q4 '20 FY 2020 Revenue (ex intersegment transactions) $ 125.0 M $ 365.1 M Adjusted Operating Ratio 1 91.2% 94.5 % Shareholder Value FY 2020 • Free Cash Flow of $532M 2 3 • TTM Return on Net Tangible Assets of 14.7% 1 • Leverage Ratio of 0.69 1 • Repurchased $180M of our common stock • $55M paid out in Dividends 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation 2 Free Cash Flow is a non-GAAP measure defined as net cash provided by operating activities, less net cash capital expenditures. 3 Includes $93M for a legal settlement during the first quarter associated with pre-2017 Merger legal matters that were previously accrued and disclosed by Swift

5 Fourth Quarter 2020 Comparative Results Adjustments • $11.5M in Q4 2020 and $10.7M in Q4 2019 of amortization expense from mergers and acquisitions • $6.7M in Q4 2020 related to a change in fair value of deferred earnout related to the acquisition of a warehousing company • $4.1M in Q4 2020 and $1.3M in Q4 2019 of impairments • $20.3M of legal accruals in Q4 2019 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation Knight-Swift Consolidated Q4 '20 Q4 '19 Change (Dollars in thousands, except per share data) Total revenue $ 1,277,961 $ 1,196,810 6.8 % Revenue xFSC $ 1,207,202 $ 1,085,412 11.2 % Operating income $ 194,691 $ 99,593 95.5 % Adj. Operating Income 1 $ 216,975 $ 131,969 64.4 % Net income attributable to Knight-Swift $ 142,329 $ 67,444 111.0 % Adj. Net income Attributable to Knight Swift 1 $ 158,826 $ 93,472 69.9 % Earnings per diluted share $ 0.84 $ 0.39 115.4 % Adj. EPS 1 $ 0.94 $ 0.55 70.9%

6 Operating Performance – Trucking • 9.2% growth in Revenue xFSC • 79.3% Adjusted Operating Ratio in Q4 2020 compared to 86.2% the previous year • 63.9% year-over-year improvement in Adjusted Operating Income • 74.1% Swift Truckload Adjusted Operating Ratio • 78.9% Knight Trucking Adjusted Operating Ratio • 10.5% increase in Average revenue per tractor • 1.2% decrease in average tractors 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Trucking Operating Statistics Q4 '20 Q4 '19 Change Average revenue per tractor $50,934 $46,078 10.5 % Average tractors 18,473 18,695 (1.2%) Average trailers 57,644 57,857 (0.4%) Miles per tractor 22,268 22,776 (2.2%) Trucking Financial Metrics Q4 '20 Q4 '19 Change (Dollars in thousands) Revenue xFSC $940,912 $861,428 9.2 % Operating income $194,609 $118,393 64.4 % Adjusted Operating Income 1 $195,009 $118,952 63.9 % Operating ratio 80.8% 87.8% (700 bps) Adjusted Operating Ratio 1 79.3% 86.2% (690 bps)

7 Rolling 4 Qtr Total % D iff er en ce = S w ift A dj O R - K ni gh t A dj O R Rolling 4 Qtr Difference in Knight Trucking and Swift Truckload Adjusted Operating Ratios 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 (2.0)% —% 2.0% 4.0% 6.0% 8.0% 10.0% Adjusted Operating Ratio Parity Historical information prior to the Swift merger in September 2017 has not been prepared in accordance with the rules of the United States Securities and Exchange Commission, including Article 11 of Regulation S-X, and it therefore does not reflect any of the pro forma adjustments that would be required by Article 11 of Regulation S-X. The Swift Historical Information does not purport to indicate the results that would have been obtained had the Swift and Knight businesses been operated together during the period presented, or which may be realized in the future. Swift Truckload Adjusted Operating Ratio is on par with Knight moving from 700 bps higher pre-merger to 80 bps lower in total over the past 4 quarters 1 1

8 Operating Performance – Logistics • 34.8% increase in Revenue • 87.5% increase in Operating income • 91.2% Adjusted Operating Ratio during Q4 2020 compared to 93.0% during the prior year • 16.4% Brokerage Gross Margin during the quarter compared with 15.5% the prior year • 50.8% increase in Brokerage revenue per load • 8.7% decrease in Brokerage load counts • Power only loads increased 35.8% from the prior year and now account for 31.0% of total Q4 volume 1 See GAAP to non-GAAP reconciliation in the schedules following this presentation. Brokerage Only Operating Statistics Q4 '20 Q4 '19 Change Revenue per load $2,155 $1,429 50.8 % Gross margin 16.4% 15.5% 90 bps Logistics Financial Metrics Q4 '20 Q4 '19 Change (Dollars in thousands) Revenue ex intersegment $125,039 $92,757 34.8 % Operating income $11,010 $5,873 87.5 % Operating ratio 91.4% 93.8% (240 bps) Adjusted Operating Ratio 1 91.2% 93.0% (180 bps)

9 Digital Freight Platform • 3rd party carrier platform went live Spring of 2020 • 20% of Q4 2020 Logistics volume executed using Select • Over 5,000 carriers were digitally matched with loads in Q4 2020 • Provides shippers with the ability to fully leverage available capacity across our asset and asset-light brand • Instant quotes backed by guaranteed capacity • API rating and load tendering available for direct integration from customers' TMS • Live shipment tracking 24/7 carrier.knxselect.com

10 Operating Performance – Intermodal • 2.8% increase in Revenue • 94.8% Operating Ratio during Q4 2020 compared with 99.5% the prior year • 2.4% year-over-year increase in average revenue per load. • 0.4% increase in load counts from Q4 2019 • Sequentially, load counts increased 8.4% and Operating Ratio improved 490 basis points Intermodal Operating Statistics Q4 '20 Q4 '19 Change Average revenue per load $2,475 $2,416 2.4 % Load count 46,457 46,287 0.4 % Average tractors 587 605 (3.0%) Average containers 10,848 9,858 10.0 % Intermodal Financial Metrics Q4 '20 Q4 '19 Change (Dollars in thousands) Revenue ex intersegment $114,969 $111,816 2.8 % Operating income $6,019 $600 903.2 % Operating ratio 94.8% 99.5% (470 bps)

11 Focus on Sustainability

12 Market Outlook FY 2021 • We expect the strong freight conditions to continue into 2021 • Inventory restocking and strong demand will support a favorable environment into 2021 • Low double digit contract rate increases in 2021 • The challenge of sourcing and retaining drivers will continue and lead to additional driver wage inflation

13 2021 Guidance Expected Adjusted EPS for the full year 2021 of $3.20 - $3.40 Guidance Assumptions • Contract rate improvements in the low double digits in 2021 • Miles per truck will be flat to slightly negative year-over-year • Stable tractor count • Double digit revenue growth in Logistics • Double digit revenue growth with margin improvement in Intermodal • Inflationary pressure on driver wages, recruiting and hiring expenses • Tax rate of 25.5% - 27.0% before discrete items for 2021 • Net Cash Capex for the full year 2021 expected range of $450M - $500M

14 Appendix

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Adjusted Operating Income and Adjusted Operating Ratio [1]

	Quarter-to-Date December 31,		Year-to-Date December 31,	
	2020	2019	2020	2019
GAAP Presentation	(Dollars in thousands)			
Total revenue	$1,277,961	$1,196,810	$4,673,863	$4,843,950
Total operating expenses	(1,083,270)	(1,097,217)	(4,109,425)	(4,416,512)
Operating income	$ 194,691	$ 99,593	$ 564,438	$ 427,438
Operating ratio	84.8 %	91.7 %	87.9 %	91.2 %
Non-GAAP Presentation				
Total revenue	$1,277,961	$1,196,810	$4,673,863	$4,843,950
Trucking fuel surcharge	(70,759)	(111,398)	(304,656)	(448,618)
Revenue, excluding trucking fuel surcharge	1,207,202	1,085,412	4,369,207	4,395,332
Total operating expenses	1,083,270	1,097,217	4,109,425	4,416,512
Adjusted for:				
Trucking fuel surcharge	(70,759)	(111,398)	(304,656)	(448,618)
Amortization of intangibles [2]	(11,474)	(10,732)	(45,895)	(42,876)
Change in fair value of deferred earnout [3]	(6,730)	—	(6,730)	—
Impairments [4]	(4,080)	(1,304)	(5,335)	(3,486)
Legal accruals [5]	—	(20,340)	(6,160)	(35,840)
COVID-19 incremental costs [6]	—	—	(12,259)	—
Adjusted Operating Expenses	990,227	953,443	3,728,390	3,885,692
Adjusted Operating Income	$ 216,975	$ 131,969	$ 640,817	$ 509,640
Adjusted Operating Ratio	82.0 %	87.8 %	85.3 %	88.4 %

Please see footnotes for this schedule on the next slide.

15

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

16 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio 1 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP operating ratio to consolidated non-GAAP Adjusted Operating Ratio. 2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in the 2017 Merger and other acquisitions 3 "Change in fair value of deferred earnout" reflects the expense for the change in fair value of a deferred earnout related to the acquisition of a warehousing company, which is recorded in "Miscellaneous operating expenses." 4 "Impairments" reflects the following non-cash impairments: • Fourth quarter 2020 impairments related to investments in certain alternative fuel technology (within the non-reportable segments) and certain revenue equipment held for sale (within the Trucking segment); • Full-year 2020 also includes impairments of certain tractors (within the Trucking segment), certain legacy trailers (within the non-reportable segments) as a result of a softer used equipment market, and trailer tracking equipment (within the Trucking segment); • Fourth quarter 2019 impairments related to certain revenue equipment technology, warehousing equipment no longer in use, and certain Swift legacy trailer models as a result of a softer used equipment market. The impairments were recorded across various segments, depending on the nature of the impairment; and • Full-year 2019 also includes impairment charges of $2.2 million to certain leasehold improvements from an early termination of a lease of one of our operating properties. 5 "Legal accruals" are included in "Miscellaneous operating expenses" in the condensed consolidated statements of comprehensive income and reflect the following: • Third quarter 2020 costs related to certain class action lawsuits involving certain pre-merger employment-related claims that were previously disclosed by Swift, • Fourth quarter 2019 additional legal costs, reflecting revised estimates for various pre-2017 merger legal matters within the nonreportable segments, and • Second quarter 2019 costs associated with an issued jury verdict. 6 "COVID-19 incremental costs" reflects costs incurred during the first half of 2020 that were directly attributable to the pandemic and were incremental to those incurred prior to the outbreak. These include payroll premiums paid to our drivers and shop mechanics, additional disinfectants and cleaning supplies, and various other pandemic-specific items. The costs are clearly separable from our normal business operations and are not expected to recur once the pandemic subsides.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS [1]

	Quarter-to-Date December 31,		Year-to-Date December 31,	
	2020	2019	2020	2019
	(Dollars in thousands, except per share data)			
GAAP: Net income attributable to Knight-Swift	$ 142,329	$ 67,444	$ 410,002	$ 309,206
Adjusted for:				
Income tax expense attributable to Knight-Swift	50,472	25,275	149,676	103,798
Income before income taxes attributable to Knight-Swift	192,801	92,719	559,678	413,004
Amortization of intangibles [2]	11,474	10,732	45,895	42,876
Change in fair value of deferred earnout [3]	6,730	—	6,730	—
Impairments [4]	4,080	1,304	5,335	3,486
Legal accruals [5]	—	20,340	6,160	35,840
COVID-19 incremental costs [6]	—	—	12,259	—
Adjusted income before income taxes	215,085	125,095	636,057	495,206
Provision for income tax expense at effective rate [7]	(56,259)	(31,623)	(169,910)	(122,124)
Non-GAAP: Adjusted Net Income Attributable to Knight-Swift	$ 158,826	$ 93,472	$ 466,147	$ 373,082

1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated Adjusted Net Income Attributable to Knight-Swift.
2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.
5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5.
6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.
7 An effective tax rate of 25.3% was applied in our fourth quarter 2019 Adjusted EPS calculation to normalize permanent difference pertaining to a Value Added Tax ("VAT") adjustment within Swift's Mexico operations. The adjustment was the result of regulatory changes in Mexico and pertains to pre-2017 merger VAT receivables from 2016 and prior yeas that were deemed unrecoverable as of December 31, 2019.

17

18 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift and Adjusted EPS 1 Quarter-to-Date December 31, Year-to-Date December 31, 2020 2019 2020 2019 GAAP: Earnings per diluted share $ 0.84 $ 0.39 $ 2.40 $ 1.80 Adjusted for: Income tax expense attributable to Knight-Swift 0.30 0.15 0.88 0.60 Income before income taxes attributable to Knight-Swift 1.14 0.54 3.28 2.40 Amortization of intangibles 2 0.07 0.06 0.27 0.25 Change in fair value of deferred earnout 3 0.04 — 0.04 — Impairments 4 0.02 0.01 0.03 0.02 Legal accruals 5 — 0.12 0.04 0.21 COVID-19 incremental costs 6 — — 0.07 — Adjusted income before income taxes 1.27 0.73 3.73 2.88 Provision for income tax expense at effective rate 7 (0.33) (0.18) (1.00) (0.71) Non-GAAP: Adjusted EPS $ 0.94 $ 0.55 $ 2.73 $ 2.17 Note: Because the numbers reflected in the table above are calculated on a per share basis, they may not foot due to rounding. 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP diluted earnings per share to non-GAAP consolidated Adjusted EPS. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 2. 3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 3. 4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4. 5 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 5. 6 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6. 7 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Net Income Attributable to Knight-Swift – footnote 7.

Non-GAAP Reconciliation

Non-GAAP Reconciliation (Unaudited):
Segment Adjusted Operating Income and Adjusted Operating Ratio [1]

Trucking Segment	Quarter-to-Date December 31, 2020	Quarter-to-Date December 31, 2019	Year-to-Date December 31, 2020	Year-to-Date December 31, 2019
	(Dollars in thousands)			
GAAP Presentation				
Total revenue	$1,011,719	$ 972,826	$3,786,030	$3,952,866
Total operating expenses	(817,110)	(854,433)	(3,207,518)	(3,484,117)
Operating income	$ 194,609	$ 118,393	$ 578,512	$ 468,749
Operating ratio	80.8 %	87.8 %	84.7 %	88.1 %
Non-GAAP Presentation				
Total revenue	$1,011,719	$ 972,826	$3,786,030	$3,952,866
Fuel surcharge	(70,759)	(111,398)	(304,656)	(448,618)
Intersegment transactions	(48)	—	(753)	(157)
Revenue, excluding fuel surcharge and intersegment transactions	940,912	861,428	3,480,621	3,504,091
Total operating expenses	817,110	854,433	3,207,518	3,484,117
Adjusted for:				
Fuel surcharge	(70,759)	(111,398)	(304,656)	(448,618)
Intersegment transactions	(48)	—	(753)	(157)
Amortization of intangibles [2]	(324)	(324)	(1,296)	(1,371)
Impairments [3]	(76)	(235)	(1,131)	(2,417)
COVID-19 incremental costs [4]	—	—	(12,146)	—
Adjusted Operating Expenses	745,903	742,476	2,887,536	3,031,554
Adjusted Operating Income	$ 195,009	$ 118,952	$ 593,085	$ 472,537
Adjusted Operating Ratio	79.3 %	86.2 %	83.0 %	86.5 %

1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio.
2 "Amortization of intangibles" reflects the non-cash amortization expense relating to intangible assets identified in historical Knight acquisitions.
3 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.
4 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

19

KNIGHT TRANSPORTATION SWIFT TRANSPORTATION

20 Non-GAAP Reconciliation Quarter-to-Date December 31, Year-to-Date December 31, Logistics Segment 2020 2019 2020 2019 GAAP Presentation (Dollars in thousands) Total revenue $ 127,521 $ 94,894 $ 375,841 $ 352,988 Total operating expenses (116,511) (89,021) (355,596) (331,119) Operating income $ 11,010 $ 5,873 $ 20,245 $ 21,869 Operating ratio 91.4% 93.8% 94.6% 93.8 % Non-GAAP Presentation Total revenue $ 127,521 $ 94,894 $ 375,841 $ 352,988 Intersegment transactions (2,482) (2,137) (10,742) (9,105) Revenue, excluding intersegment transactions 125,039 92,757 365,099 343,883 Total operating expenses 116,511 89,021 355,596 331,119 Adjusted for: Intersegment transactions (2,482) (2,137) (10,742) (9,105) Impairments 2 — (621) — (621) Adjusted Operating Expenses 114,029 86,263 344,854 321,393 Adjusted Operating Income $ 11,010 $ 6,494 $ 20,245 $ 22,490 Adjusted Operating Ratio 91.2% 93.0% 94.5% 93.5 % Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 4.

21 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Segment Adjusted Operating Income and Adjusted Operating Ratio 1 Quarter-to-Date December 31, Year-to-Date December 31, Intermodal Segment 2020 2019 2020 2019 GAAP Presentation (Dollars in thousands) Total revenue $ 115,052 $ 111,967 $ 391,462 $ 455,466 Total operating expenses (109,033) (111,367) (392,405) (450,965) Operating income (loss) $ 6,019 $ 600 $ (943) $ 4,501 Operating ratio 94.8% 99.5% 100.2% 99.0 % Non-GAAP Presentation Total revenue $ 115,052 $ 111,967 $ 391,462 $ 455,466 Intersegment transactions (83) (151) (364) (1,488) Revenue, excluding intersegment transactions 114,969 111,816 391,098 453,978 Total operating expenses 109,033 111,367 392,405 450,965 Adjusted for: Intersegment transactions (83) (151) (364) (1,488) COVID-19 incremental costs 2 — — (113) — Adjusted Operating Expenses 108,950 111,216 391,928 449,477 Adjusted Operating Income (Loss) $ 6,019 $ 600 $ (830) $ 4,501 Adjusted Operating Ratio 94.8% 99.5% 100.2% 99.0% 1 Pursuant to the requirements of Regulation G, this table reconciles GAAP operating ratio to non-GAAP Adjusted Operating Ratio. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Operating Income and Adjusted Operating Ratio – footnote 6.

22 Non-GAAP Reconciliation Non-GAAP Reconciliation (Unaudited): Return on Net Tangible Assets 1 December 31, 2020 2019 (Dollars in thousands) Total Assets $ 8,468,002 $ 8,281,732 Adjusted for: Intangible assets, net (1,389,245) (1,379,459) Goodwill (2,922,964) (2,918,992) Tangible Assets $ 4,155,793 $ 3,983,281 Total Liabilities $ 2,595,962 $ 2,613,429 Adjusted for: Revolving line of credit, finance lease obligations, long-term debt and fair value of interest rate swaps (699,733) (714,034) Accounts receivable securitization (213,918) (204,762) Deferred income tax liabilities (815,941) (771,719) Non-Interest Bearing Liabilities, excluding deferred income tax liabilities $ 866,370 $ 922,914 Net Tangible Assets $ 3,289,423 $ 3,060,367 Average Net Tangible Assets $ 3,174,895 Adjusted Net Income $ 466,147 Return on Net Tangible Assets 14.7% 1 Pursuant to the requirements of Regulation G, this table reconciles Total Assets and Total Liabilities to Average Net Tangible Assets.

23 Non-GAAP Reconciliation (Unaudited): Net Leverage and Leverage Ratio 1 2 Non-GAAP Reconciliation December 31, 2020 (Dollars in thousands) Term loan $ 300,000 Revolving line of credit 210,000 Accounts receivable securitization 214,000 Other secured debt and finance leases 190,826 Total face value of debt 914,826 Unrestricted cash and cash equivalents (156,699) Non-GAAP: Net Leverage $ 758,127 Non-GAAP: Adjusted EBITDA December 31, 2020 $ 1,102,620 Non-GAAP: Leverage Ratio 0.69 1 Pursuant to the requirements of Regulation G, these tables reconcile consolidated GAAP net income attributable to Knight-Swift to non-GAAP consolidated EBITDA, Adjusted EBITDA, Net Leverage, and Leverage Ratio 2 Leverage Ratio is calculated in accordance with the provisions of Knight-Swift's senior credit facility.

24 1 Pursuant to the requirements of Regulation G, this table reconciles consolidated GAAP net income to consolidated non-GAAP EBITDA and Adjusted EBITDA. 2 Refer to Non-GAAP Reconciliation (Unaudited): Adjusted Income Before Income Taxes and Adjusted Net Income – footnote 4. 3 "Other non-cash gains, net" includes unrealized positions on equity securities, and other various items. Non-GAAP Reconciliation (Unaudited): Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Adjusted EBITDA 1 Non-GAAP Reconciliation December 31, 2020 (Dollars in thousands) GAAP: Net income $ 410,002 Adjusted for: Depreciation and amortization of property and equipment 460,775 Amortization of intangibles 45,895 Interest expense 17,309 Interest income (1,928) Income tax expense 149,676 Non-GAAP: EBITDA 1,081,729 Impairments 2 5,335 Stock compensation expense 19,639 Other non-cash gains, net 3 (4,083) Non-GAAP: Adjusted EBITDA $ 1,102,620